FORWARD FUNDS

101 California Street, 16th Floor

San Francisco, California 94111

August 28, 2015

VIA EDGAR

U.S. Securities and Exchange Commission

Division of Investment Management

100 F Street, N.E.

Washington, D.C. 20549-1520

RE:	Forward Funds (“Registrant”)

File Nos.: 033-48940 and 811-06722

Forward Balanced Allocation Fund, Forward Growth & Income Allocation Fund,

Forward Growth Allocation Fund, Forward Income Builder Fund and Forward Multi-Strategy Fund

Dear Sir or Madam:

On behalf of the Registrant and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information in an August 7, 2015 supplement to the Prospectuses dated May 1, 2015, as supplemented, for Investor Class, Institutional Class, Class A, Class B, Class C and Advisor Class shares, as applicable, of the Forward Balanced Allocation Fund, Forward Growth & Income Allocation Fund, Forward Growth Allocation Fund, Forward Income Builder Fund and Forward Multi-Strategy Funds (the “Funds”) (Accession Number: 0001193125-15-282890). The purpose of this filing is to submit the 497(e) filing dated August 7, 2015 (Accession No. 0001193125-15-282890) in XBRL for the Funds.

If you have any questions regarding this filing, please contact Megan Hadley Koehler, with the Registrant’s service provider, ALPS Fund Services, Inc., at (720) 917-0585 or via email at megan.koehler@alpsinc.com.

Sincerely,

/s/ Robert S. Naka
Robert S. Naka Secretary and Vice President, Registrant